Exhibit 99.1 Form of Amendment No. 1 to Stock Purchase Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

                               AMENDMENT NO. 1 TO
                             STOCK PURCHASE WARRANT
                      To Purchase Shares of Common Stock of
                         Citadel Security Software Inc.

This Amendment No. 1 to Stock Purchase Warrant amends the first paragraph of the Warrant between the Company and the Holder as follows:

THIS CERTIFIES that, for value received, ______________ (the "Investor") together with its successors and assigns (the Investor and its successors and assigns, individually or collectively, the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date of the Closing (as defined in that certain Subscription Agreement, dated as of January 29, 2003, between the Company (as defined below) and Investor (the "Subscription Agreement ")) and on or prior to the Termination Date (as defined below), to subscribe for and purchase, from Citadel Security Software Inc., a Delaware corporation, or its successors or assigns (the "Company"), (Purchase Price (as defined in the Subscription Agreement) multiplied by (0.50) divided by ($0.80), rounded to the nearest whole share)
__________ shares of common stock, par value $0.01 per share (the "Common Stock"), (as adjusted pursuant to Section 9 hereof, the "Shares") at an exercise price of $1.50 per Share (as adjusted pursuant to Section 9 hereof, the "Exercise Price"); provided that the Exercise Price shall be reduced to $0.80 per share in the event the Holder exercises the Warrant on or before May 6, 2003. The "Termination Date" shall mean the earlier of: (i) the date on which the Subscription Agreement is terminated pursuant to Section 2.2 thereof; (ii) January 29, 2006; or (iii) the date ten days after the date on which the Company has provided notice to the Holder that the closing sale price for the common stock of the Company has closed at or above $2.40 for ten consecutive trading days.

Except as set forth above with respect to the reduction of the Exercise Price until May 6, 2003, the Warrant shall remain in full force and effect according to its original terms and conditions.


IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to Warrant to be executed by its officer thereunto duly authorized.

Dated  :  April  21,  2003

CITADEL SECURITY SOFTWARE INC.

By:  _____________________________
Name:  Steven B. Solomon
Title:  Chief Executive Officer

Acknowledged  and  agreed:

____________________

By:  ____________________
Name:
Title:

                               NOTICE OF EXERCISE


To:  Citadel  Security  Software  Inc.

(1) The undersigned hereby elects to purchase ____________ Shares (as defined in the attached Stock Purchase Warrant (the "Warrant")) pursuant to the terms of the Warrant, and tenders herewith payment of the purchase price in full, together with any applicable transfer taxes required by the Warrant to be paid by the undersigned.

(2) Please issue a certificate of certificates representing said Shares in the name of the undersigned or in such other name as is specified below:


(Name)


(Address)


(Date)
(Signature)

                                 ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.
Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

___________________________________________________________________________
(Please  Print)

whose  address  is  ____________________________________________________________
(Please  Print)

__________________________

Dated:  _____________, 200__

Holder's  Signature:  _________________________________________________
Holder's  Address:    _________________________________________________
_________________________________________________________________


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